UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2017

KENNEDY-WILSON HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

001-33824	Delaware	26-0508760
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

151 S. El Camino Drive Beverly Hills, California		90212
(Address of principal executive offices)		(Zip Code)

(310) 887-6400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 24, 2017, Kennedy-Wilson Holdings, Inc. (“KWH”) issued an announcement (the “Rule 2.7 Announcement”) pursuant to Rule 2.7 of the United Kingdom City Code on Takeovers and Mergers (the “Takeover Code”) disclosing the terms of a recommended offer by KWH to acquire all of the outstanding shares (other than shares owned by KWH or its subsidiaries or held in treasury) of Kennedy Wilson Europe Real Estate plc, a public limited company registered in Jersey (“KWE”), in an all-stock transaction (the “Transaction”). In 2014, KWH launched the initial public offering of KWE on the LSE. KWH currently owns approximately 23.65% of KWE’s issued and outstanding shares and is its largest shareholder.

Under the terms of the Transaction, KWE shareholders would be entitled to receive, for each KWE ordinary share, 0.667 shares of KWH common stock by means of a court sanctioned scheme of arrangement between KWH and KWE shareholders under Article 125 of the Jersey Companies Law. Following the completion of the Transaction, KWE shareholders would own approximately 36% and existing KWH stockholders would own approximately 64% of the combined company.

KWH and KWE have also agreed that KWE shareholders will be entitled to receive the next quarterly dividend of 12 pence per KWE share, which KWE intends to pay to its shareholders of record as of May 13, 2017.

In addition, the parties have agreed that KWE shareholders will also be entitled to receive a closing dividend, to be agreed by the parties (or, in the absence of agreement, determined according to a formula provided in the Rule 2.7 Announcement), to reflect the principle that the aggregate dividends payable to KWE shareholders should be equal to the accrued but unpaid ordinary dividends that would otherwise have been payable in respect of KWE shares in respect of the period from (and including) April 1, 2017 until (but excluding) the closing date of the scheme of arrangement (the “Effective Date”), with payments from KWE reduced, where necessary, by any dividend to which a former KWE shareholder becomes entitled as a KWH stockholder after the Effective Date, but only to the extent of the portion of such dividend which relates to a period prior to the Effective Date, and subject to certain other terms and conditions provided in the Rule 2.7 Announcement.

In connection with the Transaction, KWH also announced that its Board of Directors intends to increase the first quarterly dividend payable following the Effective Date from $0.17 per KWH share to $0.19 per KWH share.

The completion of the Transaction is conditioned upon, among other things: (i) approval of the scheme of arrangement by a majority in number representing not less than three-quarters of the voting rights of the KWE shareholders (or applicable class thereof) present and voting, in person or by proxy, at the applicable shareholder meeting; (ii) the passing of all other resolutions required to approve and implement the scheme and to approve certain related matters by the KWE shareholders; (iii) the scheme being sanctioned by the Royal Court of Jersey no later than December 31, 2017, or such later date as may be agreed to by KWH and KWE; (iv) the approval by KWH stockholders of the issuance of KWH shares in connection with the Transaction; (v) the clearance of antitrust and competition authorities in Ireland, and (vi) the listing of new shares of KWH on the New York Stock Exchange. The conditions to the Transaction are described in full in the Rule 2.7 Announcement.

The foregoing summary of the Transaction and the Rule 2.7 Announcement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Rule 2.7 Announcement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02.     Unregistered Sales of Equity Securities.

The KWH shares to be issued in the Transaction will be issued pursuant to the exemption from registration provided by Section 3(a)(10) under the Securities Act of 1933, as amended. KWH reserves the right, subject to the prior consent of the UK Panel on Takeovers and Mergers, to elect to implement the Transaction by way of a Takeover Offer (as defined in Article 116 of the Jersey Companies Law), in which event, unless another exemption from registration were available, KWH would file a registration statement with the SEC containing a prospectus with respect to the KWH common stock that would be issued in the Transaction.

Item 7.01     Regulation FD Disclosure

On April 24, 2017, KWH and KWE posted on their respective websites certain documents related to the Transaction as required by the Takeover Code, including a copy of a non-disclosure agreement entered into between KWH and KWE and a copy of a separate manager’s powers agreement (the “Separate Manager’s Powers Agreement”) entered into between KWE and KW Investment Management Ltd., a wholly owned subsidiary of KWH that acts as KWE’s investment manager (the “Investment Manager”) pursuant to an investment management agreement (the “Investment Management Agreement”) entered into in connection with KWE’s IPO. The Separate Manager’s Powers Agreement sets forth certain limitations on the powers of the Investment Manager to acquire and dispose of KWE’s assets or shares, or to make payments on KWE’s account during the pendency of the Transaction, which are actions the Investment Manager would otherwise be entitled to take pursuant the Investment Management Agreement. KWH and KWE also posted a copy of a transaction agreement between them (the “Transaction Agreement”) providing for certain cooperation and notification obligations of the parties in connection with the implementation of the Transaction. Copies of the non-disclosure agreement, the Separate Manager’s Powers Agreement, the Investment Management Agreement and the Transaction Agreement are furnished as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, to this Current Report on Form 8-K.

Also on April 24, 2017, KWH issued a press release and an investor presentation regarding the Transaction. The press release and investor presentation are furnished as Exhibits 99.5 and 99.6, respectively, to this Current Report on Form 8-K.

The information provided pursuant to this Item 7.01, including Exhibits 99.1 – 99.6 to this Current Report on Form 8-K, is being is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, except to the extent specifically set forth therein.

Item 9.01.     Financial Statements and Exhibits

(d)	Exhibits

2.1	Rule 2.7 Announcement, dated April 24, 2017.

99.1	Mutual Confidentiality Agreement between Kennedy-Wilson Holdings, Inc. and Kennedy Wilson Real Estate plc, dated March 22, 2017.

99.2	Separate Agreement between KW Investment Management Ltd. and Kennedy Wilson Europe Real Estate plc, dated April 10, 2017.

99.3	Investment Management Agreement between KW Investment Management Ltd. and Kennedy Wilson Europe Real Estate, dated February 25, 2014.

99.4	Transaction Agreement between Kennedy-Wilson Holdings, Inc. and Kennedy Wilson Real Estate plc, dated April 24, 2017.

99.5	Press release, dated April 24, 2017.

99.6	Investor presentation, dated April 24, 2017.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the Transaction, including the issuance of shares of KWH common stock in respect of the Transaction. In connection with such proposed share issuance, KWH expects to file a proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”). To the extent KWH effects the Transaction as a scheme of arrangement under Jersey law, the issuance of KWH common stock would not be expected to require registration under the Securities Act of 1933, as amended (the “Securities Act”), as a result of an exemption provided by Section 3(a)(10) under the Securities Act. In the event that KWH determines to effect the Transaction pursuant to a takeover offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, it will file a registration statement with the SEC containing a prospectus with respect to the shares that would be issued in such transaction. INVESTORS AND SECURITY HOLDERS OF KWH ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT KWH WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT KWH, THE PROPOSED ISSUANCE OF KWH COMMON STOCK AND THE TRANSACTION. The preliminary proxy statement, the definitive proxy statement, in each case as applicable, and other relevant materials in connection with the proposed issuance of shares of KWH common stock and the Transaction (when they become available), and, if required, the registration statement/prospectus and other documents filed by KWH with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at KWH’s website, ir.kennedywilson.com, or by contacting KWH’s Investor Relations department in writing at 151 S. El Camino Drive, Beverly Hills, CA 90212.

KWH, KWE, their respective directors and certain KWH executive officers may be deemed to be participants in the solicitation of proxies from KWH stockholders with respect to the Transaction, including the proposed issuance of shares of KWH common stock. Information about KWH’s directors and executive officers and their ownership of KWH shares and KWE shares or securities referencing KWE shares is provided in KWH’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 27, 2017, KWH’s proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2016, and KWE’s Annual Report for the year ended December 31, 2016, which was filed with the SEC by KWH on Form 8-K on March 23, 2017. Information about the directors of KWE is provided in KWE’s Annual Report for the year ended December 31, 2016, which was filed with the SEC by KWH on Form 8-K on March 23, 2017. Information regarding the identity of the potential participants, and their direct or indirect interests in the solicitation, by security holdings or otherwise, will be provided in the proxy statement and other materials to be filed with the SEC in connection with the Transaction and issuance of shares of KWH common stock.

Forward-Looking Statements

This Current Report on Form 8-K, and the documents incorporated by reference into this Current Report, contains “forward-looking” statements concerning future events and financial performance. These forward-looking statements are necessarily estimates reflecting the judgment of senior management based on current estimates, expectations, forecasts and projections and include comments that express current opinions about trends and factors that may impact future operating results. Disclosures that use words such as “believe,” “anticipate,” “estimate,” “intend,” “could,” “plan,” “expect,” “project” or the negative of these, as well as similar expressions, are intended to identify forward-looking statements.

Forward-looking statements are not guarantees of future performance, rely on a number of assumptions concerning future events, many of which are outside of the companies’ control, and involve known and unknown risks and uncertainties that could cause actual results, performance or achievement, or industry results, to differ materially from any future results, performance or achievements, expressed or implied by such forward-looking statements. No assurance can be given that the proposed Transaction will happen as anticipated or at all. In evaluating these statements, you should specifically consider the risks referred to in our filings with the SEC, including our Form 10-K, which are available on our website and at www.sec.gov, including, but not limited to, the following factors: the occurrence of any event, change or other circumstance that could result in abandonment of the Transaction; the inability to complete the Transaction in a timely manner or at all; difficulties in successfully integrating the two companies following completion of the Transaction and the risk of not fully realizing expected synergies from the Transaction in the time frame expected or at all; the risk that the announcement and pendency of the Transaction disrupts current plans and operations, increases operating costs, results in management distraction or difficulties in establishing and maintaining relationships with third parties or makes employee retention and incentivization more difficult; the outcome of any legal proceedings that may be instituted against the companies in connection with the announcement and pendency of the Transaction; any limitations on the companies’ ability to operate their businesses during the pendency of the Transaction; disruptions in general economic and business conditions, particularly in geographies where the companies’ respective businesses may be concentrated; volatility and disruption of the capital and credit markets, higher interest rates, higher loan costs, less desirable loan terms and a reduction in the availability of mortgage loans, all of which could increase costs and could limit the companies’ ability to acquire additional real estate assets; continued high levels of, or increases in, unemployment and general slowdowns in commercial activity; the companies’ leverage and ability to refinance existing indebtedness or incur additional indebtedness; an increase in the companies’ debt service obligations; the companies’ ability to generate a sufficient amount of cash from operations to satisfy working capital requirements and to service their existing and future indebtedness; the companies’ ability to achieve improvements in operating efficiency; foreign currency fluctuations; adverse changes in the securities markets; the companies’ ability to retain their senior management and attract and retain qualified and experienced employees; the companies’ ability to retain major clients and renew related contracts; trends in use of large, full-service commercial real estate providers; changes in tax laws in the United States, Europe or Japan or other jurisdictions that reduce or eliminate deductions or other tax benefits the companies receive; the possibility that future acquisitions may not be available at favorable prices or upon advantageous terms and conditions; the companies’ ability to dispose of assets; and costs relating to the acquisition of assets the companies may acquire could be higher than anticipated. Except as required by law, KWH does not intend to update publicly any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:	/s/ Justin Enbody
Name:	Justin Enbody
Title:	Chief Financial Officer

Date: April 24, 2017

EXHIBIT INDEX

Exhibit Number	Description

2.1	Rule 2.7 Announcement, dated April 24, 2017.

99.1	Mutual Confidentiality Agreement between Kennedy-Wilson Holdings, Inc. and Kennedy Wilson Real Estate plc, dated March 22, 2017.

99.2	Separate Agreement between KW Investment Management Ltd. and Kennedy Wilson Europe Real Estate plc, dated April 10, 2017.

99.3	Investment Management Agreement between KW Investment Management Ltd. and Kennedy Wilson Europe Real Estate, dated February 25, 2014.

99.4	Transaction Agreement between Kennedy-Wilson Holdings, Inc. and Kennedy Wilson Real Estate plc, dated April 24, 2017.

99.5	Press release, dated April 24, 2017.

99.6	Investor presentation, dated April 24, 2017.